EXHIBIT 10.2
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                  ACKNOWLEDGMENT, CONSENT AND WAIVER
                    (Foreclosure Sale--Carlyle XV)

     Reference is made to the following documents (referred to herein, collectively, as the "Carlyle XV Loan Documents"): (a) that certain Loan Agreement, dated as of December 26, 1985, by and between Carlyle Real Estate Limited Partnership-XV ("Carlyle XV") and WFB (as successor by merger to Crocker National Bank, "Crocker"), as amended in accordance with its terms, including as modified by that certain Loan Modification Agreement (Carlyle-XV), dated as of October 24, 1996, by and between Carlyle XV and WFB; (b) that certain Security Agreement, dated as of December 26, 1985, by and between Carlyle XV and WFB (as successor by merger to Crocker); (c) that certain Security Agreement (Equipment and Fixtures), executed on or about October 24, 1996, by Carlyle XV in favor of WFB; (d) that certain Continuing Security Agreement (Rights to Payment and Inventory), executed on or about October 24, 1996, by Carlyle XV in favor of WFB; (e) that certain Promissory Note, dated December 30, 1985, executed by Carlyle XV in favor WFB (as successor by merger to Crocker), as amended and restated pursuant to that certain Amended and Restated Promissory Note dated as of October 24, 1996, executed by Carlyle XV in favor of WFB;
(f) that certain Wells Fargo Bank Addendum, dated as of September 30, 1996, by and among Carlyle Real Estate Limited Partnership XIV ("Carlyle XIV"), Carlyle XV, Maguire Partners-Bunker Hill, Ltd. ("Maguire") and WFB;
(g) that certain Security Agreement, dated as of September 30, 1996, by and among Maguire/Thomas Partners Development, Ltd. (the "Property Manager"), Carlyle XIV and Carlyle XV; (h) that certain Notice of Assignment from WFB to the Maguire Partners-South Tower, LLC (formerly known as Maguire Thomas Partners-South Tower, LLC, the "LLC"), dated October 24, 1996, and the related Acknowledgement of Receipt of Assignment, dated as of October 24, 1996, executed by the LLC in favor of WFB; (i) that certain Notice of Assignment from WFB to the Property Manager, dated October 24, 1996, and the related Acknowledgement of Receipt of Assignment, dated as of October 24, 1996, executed by the Property Manager in favor of WFB; (j) that certain Mutual Release, dated as of October 24, 1996, among Carlyle XIV, Carlyle XV, Maguire and WFB; (k) that certain letter from the Property Manager to Carlyle XIV and Carlyle XV regarding the Manager's Payment, dated September 30, 1996; (l) that certain letter from Aetna Life Insurance Company to the LLC, the Property Manager, Carlyle XIV, Carlyle XV and WFB regarding Payment of Property Management Fee, dated October 24, 1996; and (m) all other agreements, documents and instruments executed and filed in connection with or relating to the foregoing, including, without limitation, financing statements filed pursuant to the Uniform Commercial Code. WFB assigned all of its rights and interests under the Carlyle XV Loan Documents to ATC Realty Seventeen, Inc. (together with its successors and assignees, "ATC Realty Seventeen"), a wholly-owned subsidiary of WFB.

     In connection with ATC Realty Seventeen's plans to conduct and consummate a public foreclosure sale (the "Foreclosure Sale") on or about December 17, 2001, to sell and transfer the membership interests in the LLC, and certain related collateral, (collectively, the "Carlyle XV Membership Interests") owned by Carlyle XV:

     (i) Carlyle XV hereby ratifies, confirms, and reaffirms that it has granted to WFB a perfected, first priority security interest in and lien on the Carlyle XV Membership Interests pursuant to the Carlyle XV Loan Documents.

     (ii) Carlyle XV hereby acknowledges that WFB has assigned to ATC Realty Seventeen all of its rights and interests with respect to the perfected, first priority security interest in and lien on the Carlyle XV Membership Interests and the Carlyle XV Loan Documents.




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     (iii) Carlyle XV hereby ratifies, confirms, and reaffirms that all of the terms and conditions of the (A) Carlyle XV Loan Documents;
           (B) that certain Notice of Default dated as of April 11, 2001, from Cheronda B. Guyton to Patrick J. Meara, regarding
           Carlyle XV; and (C) that certain Acknowledgment and Waiver dated as of June 7, 2001, executed by Carlyle XV.

     (iv) Carlyle XV hereby ratifies, confirms, and reaffirms all the remedies granted under the Carlyle XV Loan Documents and consents to the acceleration of its respective obligations in connection with the Foreclosure Sale, and to the Foreclosure Sale.

     (v) Carlyle XV hereby acknowledges and agrees that it has had notice of ATC Realty Seventeen's intention to conduct the Foreclosure Sale, and further acknowledges and agrees that such notice was sufficient under the Carlyle XV Loan Documents and reasonable as required under the California Commercial Code. Carlyle XV further acknowledges and agrees that it has knowledge of the Foreclosure Sale to be consummated on or about December 17, 2001 and, therefore, Carlyle XV WAIVES any notice, or additional notice, to which it may have been entitled under the terms and conditions of the Carlyle XV Loan Documents, the California Commercial Code, or otherwise, including, without limitation, any notice or right to notice contained in the Loan Documents.

     (vi) Carlyle XV hereby acknowledges and agrees that from and after, and conditioned upon, the consummation of the Foreclosure Sale, it shall have no offsets, defenses, or counterclaims against WFB, ATC Realty Seventeen or any successor or assignee of WFB or ATC Realty Seventeen with respect to its obligations under the Carlyle XV Loan Documents or otherwise, and, if at such time Carlyle XV has, or ever did have, any such offset, defense, claim or counterclaim against WFB, ATC Realty Seventeen or any successor or assignee of WFB or ATC Realty Seventeen, whether known or unknown, at law or in equity, of any kind, nature, or description, from the beginning of the world through this date, then from and after, and conditioned upon, consummation of the Foreclosure Sale (i) all of them are hereby expressly WAIVED, and (ii) each of WFB, ATC Realty Seventeen and any successor or assignee of WFB or ATC Realty Seventeen is hereby expressly RELEASED from any liability therefor. From and after, and conditioned upon, the consummation of the Foreclosure Sale, Carlyle XV hereby expressly WAIVES the benefits of California Civil Code
           Section 1542 (which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.") or any similar law of any state or equitable principle. In addition, from and after, and conditioned upon, the consummation of the Foreclosure Sale, Carlyle XV hereby expressly WAIVES its right to redeem the Carlyle XV Membership Interests under Section 9623 of the California Commercial Code or any similar law of any state or equitable principle. The foregoing releases and waivers are being given by Carlyle XV and are being accepted by WFB and ATC Realty Seventeen solely to facilitate the Foreclosure Sale and, notwithstanding anything to the contrary contained herein, the same shall not be effective for any purpose unless and until the Foreclosure Sale is consummated (and if the Foreclosure Sale is not consummated for any reason on or about December 17, 2001, the same shall be deemed void AB INITIO with the same effect as if never given).





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     (vii) Carlyle XV hereby acknowledges and agrees that it has been advised of the terms and conditions of the Foreclosure Sale (including, without limitation, the time, place and manner of the public disposition), and has received draft copies of the relevant documents (including, without limitation, the proposed forms of Notice of Foreclosure Sale and the Bill of Sale). Carlyle XV further acknowledges and agrees that the sale and transfer of the Carlyle XV Membership Interests in their present condition is commercially reasonable and that no preparation or processing of the Membership Interests is necessary, and, Carlyle XV hereby WAIVES any claim or defense against WFB, ATC Realty Seventeen, any successor or assignee of WFB or ATC Realty Seventeen and the purchaser of the Carlyle XV Membership Interests (which may be ATC Realty Seventeen or a third party; referred to herein as the "Purchaser") alleging that such sale was not commercially reasonable in any or all respects, including, without limitation, that the purchase price is insufficient for the value of the Carlyle XV Membership Interests being sold, that the sale and transfer of the Carlyle XV Membership Interests in their present condition, without preparation or processing, is not commercially reasonable or that the method, manner, time, place or terms of such sale are not commercially reasonable.

     (vii) Carlyle XV hereby acknowledges ATC Realty Seventeen's right to consummate the Foreclosure Sale and transfer the Carlyle XV Membership Interests to the Purchaser and agrees not to interfere with same. Carlyle XV further consents to the consummation of the Foreclosure Sale by ATC Realty Seventeen to the Purchaser. Carlyle XV further acknowledges and agrees that upon delivery of ATC Realty Seventeen's Bill of Sale to the Purchaser by ATC Realty Seventeen, Carlyle XV shall not have any further right, title or interest thereafter in and to the Carlyle XV Membership Interests.

     (ix) The limitations on liability specified in Section 6.13 of the Loan Modification Agreement referenced in the first paragraph hereof are hereby incorporated herein by reference as if fully set forth herein (it being understood and agreed that Carlyle XV shall not have any personal liability hereunder or in connection herewith).


     This Acknowledgment, Consent and Waiver shall be construed in accordance with the law of the State of California, and is executed this 17th day of December, 2001.


                      CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV

                      By:   JMB Realty Corporation, general partner


                            ______________________________________
                            Name:   Patrick Meara
                            Title:  Senior Vice President














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AGREED AND ACCEPTED December 17, 2001

ATC REALTY SEVENTEEN, INC.

By:        _________________________

Name:      _________________________

Title:     _________________________



WELLS FARGO BANK, N.A.

By:        _________________________

Name:      _________________________

Title:     _________________________



















































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